Net Loss per Share of Common Stock	12 Months Ended
Jun. 30, 2020
Earnings Per Share [Abstract]
Net Loss per Share of Common Stock
17.	Net Loss per Share of Common Stock	●

The Company has adopted FASB Topic 260, “Earnings per Share,” which requires presentation of basic and diluted EPS on the face of the income statement for all entities with complex capital structures and requires a reconciliation of the numerator and denominator of the basic EPS computation to the numerator and denominator of the diluted EPS computation. In the accompanying financial statements, basic loss per share of common stock is computed by dividing net loss by the weighted average number of shares of common stock outstanding during the year. Basic net loss per common share is based upon the weighted average number of common shares outstanding during the period. Dilution is computed by applying the treasury stock method. Under this method, options and warrants are assumed to be exercised at the beginning of the period (or at the time of issuance, if later), and as if funds obtained thereby were used to purchase common stock at the average market price during the period.

Convertible debt that is convertible into 24,638,241 and 8,538,462 shares of the Company’s common stock are not included in the computation for the fiscal years ended June 30, 2020 and 2019, respectively. Additionally, there are 1,155,000 and 1,155,000 warrants that are exercisable into shares of stock as of June 30, 2020 and June 30, 2019, respectively.

	2020	2019
Numerator - basic and diluted loss per share net loss	$(4,412,063)	$(4,598,343)

Net loss available to common stockholders	$(4,412,063)	$(4,598,343)

Denominator – basic and diluted loss per share – weighted average common shares outstanding	57,443,347	47,827,114
Basic and diluted earnings per share	$(0.08)	$(0.09)